Exhibit 99.1

Fortitude and HeartSciences (Nasdaq: HSCS) Announce Business Combination, Aiming to Bring a
Leading Vertically-Integrated Zcash Mining Platform to the Public Markets

Combined company expected to operate under the Fortitude brand and to trade on Nasdaq under the ticker symbol
“TUDE”; transaction expected to close in H2 2026

Upon completion of the transaction, Fortitude believes it will be the first publicly traded venture mining platform with a track record of identifying high-conviction, early-stage Proof-of-Work opportunities

Fairport, N.Y. — June 23, 2026 — [BUSINESSWIRE] – Fortitude Mining Holdings, Inc. (“Fortitude”), a vertically-integrated digital asset mining platform anchored in Zcash, and HeartSciences Inc. (Nasdaq: HSCS) (“HeartSciences”), an AI-powered medical technology company, today announced that they have entered into a definitive merger agreement to combine in an all-stock transaction (the “Proposed Transaction”) which is expected to close in H2 2026. Upon closing, the combined company will operate under the Fortitude brand and under the leadership of Fortitude’s management team—led by Fortitude CEO Andrea Childs—and is expected to trade on the Nasdaq Capital Market under the ticker symbol “TUDE”, subject to Nasdaq approval. Current HeartSciences CEO Andrew Simpson is expected to continue to lead the healthcare business unit after closing. Additional transaction materials are available on Fortitude’s website.

Fortitude is a leading Zcash mining platform that is currently wholly-owned by Digital Currency Group (“DCG”), and which applies a venture mining approach across high-growth digital assets with a primary focus on Zcash, a privacy-preserving, Proof-of-Work asset. Launched in 2016 from Bitcoin’s codebase, Zcash shares Bitcoin’s defining attributes, including a fixed 21 million coin supply, while adding robust privacy technology. Zcash’s shielded transaction pool is designed to enable private transactions, addressing growing demand for financial privacy as economic activity continues to move on-chain. Zcash has delivered a trailing twelve-month return of approximately 1,000%+ as of June 15, 20261.

Fortitude began mining ZEC, the native token of the Zcash network, in 2019 and has scaled its annualized production to 157,000 ZEC (approximately 366 ZEC per day) as of May 31st, 2026. Drawing on a multi-year track record in Proof-of-Work mining, Fortitude’s platform integrates institutional grade operations, power infrastructure, and strategic capital deployment across three areas:

●	Vertically-Integrated Zcash Strategy: Fortitude’s approach includes hardware procurement, infrastructure deployment, and research and development, driving low-cost Zcash production and meaningful operating leverage to price appreciation. Fortitude intends to continue building a significant long-term strategic Zcash position.

●	Venture Mining: Fortitude focuses on capturing high-margin opportunities in early-stage Proof-of-Work protocols where it has high conviction, deploying capital and operational expertise honed over years of mining. Fortitude’s current Zcash position is a proven example of this approach.

●	Power Portfolio: Fortitude owns and operates a diversified portfolio of data center capacity backed by competitive long-term power contracts, with a focus on disciplined acquisitions and greenfield developments that reduce costs and provide meaningful accretion.

[1]	Source: Investing.com (ZEC/USD), as of June 15, 2026. Trailing-twelve-month return reflects the change in the ZEC/USD spot price over the twelve months ended June 15, 2026. Cryptocurrency prices are highly volatile; past performance is not indicative of future results.

“Fortitude’s business model is designed to allow us to move quickly when we see promising opportunities. We own and operate a diversified power portfolio with competitive long-term contracts, control our infrastructure buildout, and deploy capital selectively,” said Andrea Childs, CEO of Fortitude. “As a public company, we anticipate having the flexibility and access to capital to accelerate our core venture mining platform and continue pursuing high-return opportunities in the Proof-of-Work ecosystem, including our long-standing position in Zcash. I would like to thank the entire HeartSciences team for their continued collaboration as we work towards our combined future.”

“We believe Zcash represents one of the most compelling opportunities in digital assets,” said Barry Silbert, Founder and CEO of DCG. “It combines Bitcoin’s scarcity and Proof-of-Work discipline with privacy and security properties that we expect will matter more as financial systems become increasingly digital. Zcash is a clear example of Fortitude’s venture mining model in action: early conviction in an important protocol, paired with the infrastructure required to support and scale it.”

“During 2025, we were introduced to a number of potential transactions, and Fortitude stood out as the right one for our shareholders. This combination gives our shareholders continued ownership in a business operating at scale, while allowing us to keep advancing MyoVista Insights and our AI-enabled ECG technology with greater focus, free of the constant cycle of raising capital. We believe it represents a strong path forward for our shareholders and the company overall,” said Andrew Simpson, CEO of HeartSciences.

Proposed Transaction Highlights:

●	Existing Fortitude sole stockholder, DCG, is expected to own approximately 95% of the combined company at closing (on a fully diluted basis), reflecting their continued conviction in the business.

●	Expected to close in the second half of 2026, subject to customary closing conditions, including approval by the shareholders of HeartSciences.

Advisors

Canaccord Genuity LLC and Ducera Partners are acting as financial advisors to Fortitude. Ropes & Gray LLP is serving as legal counsel to Fortitude. Foley Shechter Ablovatskiy LLP is serving as legal counsel to HeartSciences. Houlihan Capital, LLC acted as special financial advisor to HeartSciences.

Investor Conference Call

Fortitude will host an investor conference call today, June 23rd, 2026, at 9 A.M. EST to discuss the transaction. A live webcast, a replay of the conference call and accompanying transaction details and deliverables will be available at this link.

Webcast and Conference Call Details

Date: June 23rd, 2026

Time: 9:00 A.M. EST

Registration link: LINK

About Fortitude

Fortitude, currently wholly-owned by DCG, is an institutional-scale, vertically integrated venture mining platform operating across the Proof-of-Work ecosystem and anchored in Zcash. Fortitude pairs self-mining operations with an owned data center footprint, a diversified power portfolio backed by competitive long-term contracts, and disciplined capital allocation to identify and scale high-conviction opportunities in emerging Proof-of-Work ecosystems, beginning with its leadership position in the Zcash network. Fortitude is led by an experienced team of operators, capital markets professionals, and digital asset specialists with a track record of identifying and scaling high-conviction opportunities and building privacy-preserving digital asset infrastructure.

For more information, visit www.fortitudemining.com and follow Fortitude on X at @FortitudeCrypto

About HeartSciences

HeartSciences is a healthcare information technology company advancing the use of ECG/EKGs through the integration of artificial intelligence. HeartSciences’ MyoVista Insights™ Platform is a device-agnostic, next-generation ECG management system designed to improve clinical efficiency and decision-making. Its MyoVista wavECG device is designed to deliver conventional ECG functionality while supporting on-device AI-enabled solutions.

For more information, please visit: www.heartsciences.com. X: @HeartSciences

Cautionary Note Regarding Forward-Looking Information

This press release contains forward-looking statements concerning HeartSciences, Fortitude and the Proposed Transaction and other matters. These forward-looking statements generally can be identified by the use of words such as “aim,” “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” “potential,” “target,” “objective,” “intend,” and other words of similar meaning, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, express or implied statements relating to HeartSciences’ and Fortitude’s management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding: the Proposed Transaction and its expected effects, perceived benefits or opportunities, and related timing with respect thereto; the combined company operating under the Fortitude brand and trading on Nasdaq under the ticker symbol “TUDE”; and the expected ownership percentages in the combined company of certain stockholders following the closing of the Proposed Transaction. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements.

These forward-looking statements are based on management’s current expectations and assumptions as of the date of this press release and are subject to a number of known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, the following: the risk that the Proposed Transaction may not be completed on the anticipated timeline or at all; the failure to satisfy the conditions to the closing of the Proposed Transaction, including obtaining the requisite approval of the HeartSciences’ shareholders; market, macroeconomic, or other conditions that could adversely affect either HeartSciences or Fortitude, or the combined company; risks related to the integration of the two companies and the management of a newly public company; risks relating to Fortitude’s operations and business, including the highly volatile nature of the price of Zcash and other cryptocurrencies; and risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally. Additional factors that may cause actual results to differ materially from those expressed or implied by the forward-looking statements in this press release are discussed in HeartSciences’ filings with the SEC, including its most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other reports filed with the SEC from time to time, and will be discussed in the proxy statement to be filed by HeartSciences with the SEC in connection with the Proposed Transaction. Readers are cautioned not to place undue reliance on these forward-looking statements. Each of HeartSciences and Fortitude expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law. All forward-looking statements are made as of the date of this press release.

Additional Information About the Proposed Transaction and Where to Find It

This press release may be deemed solicitation material in respect of the Proposed Transaction. In connection with the Proposed Transaction, HeartSciences intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Following the filing of a definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the Proposed Transaction. INVESTORS AND SHAREHOLDERS OF HEARTSCIENCES ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT HEARTSCIENCES WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HEARTSCIENCES AND THE PROPOSED TRANSACTION. THIS PRESS RELEASE DOES NOT CONTAIN ALL THE INFORMATION THAT SHOULD BE CONSIDERED CONCERNING THE PROPOSED TRANSACTION AND RELATED MATTERS AND IS NOT INTENDED TO PROVIDE THE BASIS FOR ANY INVESTMENT DECISION OR ANY OTHER DECISION IN RESPECT OF SUCH MATTERS. The preliminary proxy statement, the definitive proxy statement and other relevant materials in connection with the Proposed Transaction (when they become available), and any other documents filed by HeartSciences with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and shareholders may obtain free copies of the documents filed with the SEC or by sending a request to the HeartSciences’ Investor Relations Department at investorrelations@heartsciences.com.

Participants in the Solicitation

HeartSciences and Fortitude, their respective directors and executive officers, and certain executive officers of DCG may be deemed to be participants in the solicitation of proxies from HeartSciences’ shareholders with respect to the Proposed Transaction. Information about HeartSciences’ directors and executive officers and their ownership of HeartSciences’ common stock is set forth in HeartSciences’ proxy statement for its 2026 Annual Meeting of Stockholders, which was filed with the SEC on March 17, 2026. Information regarding the identity of the potential participants, and their direct or indirect interests in the Proposed Transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the Proposed Transaction.

No Offer or Solicitation

This press release and the information contained herein is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Proposed Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The Proposed Transaction will be implemented solely pursuant to the terms and conditions of the merger agreement, which contain the full terms and conditions of the Proposed Transaction.

Investor Relations and Media Contact:

Fortitude

ICR
Phone: 917-375-9457
Email: IR@fortitudemining.com

HeartSciences

Mark Komonoski, Integrous IR

Phone: 877 255 8483

Email: mkomonoski@integcom.us

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